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                                                                 EXHIBIT 10.33.1



                          COLLATERAL PATENT ASSIGNMENT

         THIS COLLATERAL PATENT ASSIGNMENT (the "Assignment") is made and entered into this 13th day of June, 1997, by and among Norris Communications, Inc., a Delaware corporation and Norris Communications, Inc., a California corporation (collectively, "Assignor") and the individuals and entities listed on Schedule A hereto (individually, an "Assignee" and collectively, the "Assignees") who are a signatory to this Assignment.

                                    RECITALS

         A. Assignor and Assignee are parties to a certain Note Agreement of even date (together with any and all amendments now or hereafter made thereto, the "Note Agreement"), which provides for (i) Assignee to purchase one or more Secured Promissory Notes ("Notes") from Assignor and (ii) the grant by Assignor to Assignee of a security interest in Assignor's FLASHBACK technology including, without limitation, its U.S. patents and pending patent applications and any licensing, manufacturing and/or royalty agreements related thereto; and

         B. Assignee has required, as a condition to purchase of the Notes from Assignor under the Note Agreement, that Assignor execute and deliver to Assignee this Assignment.

         NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor agrees as follows:

                  1. INCORPORATION OF NOTE AGREEMENT. The Note Agreement and the terms and provisions thereof are hereby incorporated herein in their entirety by this reference. Terms used herein that are not defined in this Agreement shall have the meanings ascribed to them in the Note Agreement.

                  2. COLLATERAL ASSIGNMENT OF PATENTS. To secure the complete and timely satisfaction of all of the Obligations (as defined in the Note Agreement and hereinafter called the "Obligations"), Assignor hereby grants, conveys, and assigns to Assignee, as and by way of a first security interest having priority over all other security interests, with power of sale, to the extent permitted by law, upon the occurrence and during the continuation of an Event of Default (as defined in the Note Agreement and hereinafter called an "Event of Default") all of Assignor's right, title, and interest in and to all of its now owned or existing and filed and hereafter acquired or arising and filed:

                           a. Patents and patent applications related to
Assignor's FLASHBACK technology (including, without limitation, the inventions and improvements described and claims therein) listed on Schedule B attached hereto (collectively, "Patents");

                           b. The reissues, divisions, continuations, renewals,
extensions, continuations-in-part, and improvements thereof; c. All income, royalties, damages, and payments now and hereafter due and/or payable under and with respect thereto, including (without limitation) damages and payments for past or future infringements thereof;

                           d. The right to sue and recover for past, present,
and future infringements thereof;

                           e. All rights corresponding thereto and throughout
the world; and

                           f. All other proceeds and products of the foregoing,
including (without limitation) any rights pursuant to its licensing, manufacturing and/or royalty agreements with any other party relating thereto.

         The items referred to in items a. through f. are hereinafter collectively referred to as the "Patent Rights."

                  3. COVENANTS AND WARRANTIES. Assignor represents, warrants, and covenants that:

                           a. The Patents are subsisting, have not been adjudged
invalid or unenforceable in whole or in part;

                           b. None of the Patents has lapsed or expired;




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                           c. No claim has been made that the use of any of the
Patents in the conduct of Assignor's business constitutes an infringement of any senior or dominant U.S. patent or other intellectual property right;

                           d. Assignor owns the entire right, title, and
interest in and to each of the Patents free and clear of any liens and encumbrances of every kind and nature, except for the rights granted by Assignor pursuant to this Agreement; and

                           e. Assignor shall continue to use, until the
obligations shall have been satisfied in full and the Note Agreement shall have been terminated, proper statutory notice in connection with its exercise of the Patents.

         Notwithstanding the foregoing, Assignee expressly acknowledges that Assignor can provide no assurance that (i) any additional patents may be awarded, (ii) others will not independently develop products or technology that are equivalent or superior to those of the Company, (iii) the Company will be able to identify and successfully prosecute infringement of its patents, (iv) claims will not be made in the future from third parties asserting that the Company's products infringe the proprietary rights of third parties and (iv) any particular aspect of the Company's technology will not be found to infringe the products of other companies.

                  4. NEW PATENTS AND LICENSES. If, before the Obligations are satisfied in full, Assignor obtains rights to any new patentable inventions, patents, or patent applications, or any reissue, division, continuation, renewal, extension, or continuation-in-part of any Patent or any improvement on any Patent, the provisions of Section 2 above shall automatically apply thereto and Assignor shall give to Assignee written notice thereof. Assignor hereby authorizes Assignee to modify this Assignment by amending Schedule B to include such rights.

                  5. ROYALTIES; TERMS. Assignor hereby agrees that the use by Assignee of the Patent Rights shall be worldwide and without any liability for royalties or other related charges from Assignee to Assignor. The term of the assignments granted herein shall extend until the earlier of (i) the expiration of all Patent Rights or (ii) payment in full of the Obligations and termination of the Note Agreement.

                  6. GRANT OF LICENSE TO ASSIGNOR. Assignee hereby grants to Assignor the royalty-free, exclusive, nontransferable right and license to make, have made, use, and sell the inventions disclosed and claimed in the Patents for Assignor's own benefit and account and for none other. Such right and license shall be exercisable by Assignor only until the occurrence of an Event of Default.

                  7. ASSIGNEE'S RIGHT TO INSPECT. Subject to existing agreements with respect to the confidentiality of certain aspects of the Patent Rights, Assignee shall have the right, at any reasonable time and from time to time, to inspect Assignor's premises and to examine Assignor's books, records, and operations.

                  8. TERMINATION OF ASSIGNEE'S SECURITY INTEREST. This Assignment is made for collateral purposes only. Upon payment in full of the Obligations and/or conversion of all amounts due into common stock and warrants pursuant to the Note Agreement and termination of the Note Agreement, all remaining right, title, and interest in and to the Patent Rights shall automatically revert to Assignor. In such event, Assignee shall execute and deliver to Assignor all termination statements and other instruments as may be necessary or proper to terminate Assignee's security interest in and to revest in Assignor all right, title, and interest in and to the Patent Rights, subject to any prior disposition thereof that may have been made by Assignee pursuant hereto or pursuant to the Note Agreement.

                  9. DUTIES OF ASSIGNOR. Until the Obligations are satisfied in full (through payment or conversion) and the Note Agreement is terminated, Assignor shall

                           a. Prosecute diligently any patent application
included in the Patent Rights pending as of the date hereof or hereafter filed;

                           b. Make application on unpatented but patentable
inventions, as appropriate, giving due consideration to value, importance, cost, and opinion of counsel as to patentability; and

                           c. Preserve, maintain, and enforce against
infringement all Patent Rights (other than nonpayment of maintenance fees on patents which are not necessary or useful in the conduct of Assignor's business or





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operations).

                  Any expenses incurred in connection with such applications shall be borne by Assignor. Assignor shall not abandon any pending patent application or patent without the written consent of Assignee, which consent shall not be unreasonably withheld.

                  10. ASSIGNEE'S RIGHT TO SUE. After the occurrence of an Event of Default and so long as such Event of Default has not been waived, and after the provision by Assignee of written notice to Assignor of Assignee's intention to enforce its rights and claims in the Patent Rights, Assignee shall have the right, but shall in no way be obligated, to bring suit and take other action in its own name to enforce or otherwise protect, preserve, or realize upon the Patent Rights. If Assignee shall commence any such suit or take any such action, Assignor shall, at the request of Assignee, do any and all lawful acts and execute any and all proper documents required by Assignee in aid of such action. Assignor shall, upon demand, reimburse and indemnify Assignee for all costs and expenses incurred by Assignee in the exercise of its rights under this Section 10.

                  11. WAIVERS. No course of dealing between Assignor and Assignee, nor any failure to exercise or delay in exercising, on the part of the Assignee, any right, power, or privilege hereunder or under the Note Agreement shall operate as a waiver thereof. No single or partial exercise of any right, power, or privilege hereunder or under the Note Agreement shall preclude any other or further exercise thereof or the exercise of any other right, power, or privilege.

                  12. SEVERABILITY. The provisions of this Assignment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Assignment.

                  13. MODIFICATION. This Assignment cannot be altered, amended, or modified in any way, except as specifically provided with respect to the additions referred to in Section 4 hereof or by a writing signed by the parties hereto.

                  14. CUMULATIVE REMEDIES. All of Assignee's rights and remedies with respect to the Patent Rights, whether established hereby or by the Note Agreement, or by any other agreements or by law, shall be cumulative and may be exercised individually or concurrently. Assignee shall have, in addition to all other rights and remedies given it by the terms of this Assignment, all rights and remedies allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Patent Rights may be enforced.

                  15. POWER OF ATTORNEY. Assignor hereby authorizes Assignee to:

                           a. Make, constitute, and appoint any representative
of Assignee as Assignee may select, in its sole discretion, as Assignor's true and lawful attorney-in-fact, with power to endorse Assignor's name on all applications, documents, papers, and instruments necessary or desirable for Assignee to give effect to the provisions of this Assignment and the intent of the parties hereto;

                           b. Take any other actions with respect to the Patent
Rights, consistent with this Assignment, as Assignee deems in the best interest of Assignee;

                           c. Following the occurrence of an Event of Default,
grant or issue any exclusive or nonexclusive license under the Patent Rights to anyone; or

                           d. Following the occurrence of an Event of Default,
subject to the terms of any existing license agreement, assign, pledge, convey, or otherwise transfer title in or dispose of the Patent Rights to anyone.

         Assignee hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable until the Obligations are satisfied in full and the Note Agreement is terminated.

                  16. EFFECT ON NOTE AGREEMENT. Assignor acknowledges and agrees that this Assignment is not intended to limit or restrict in any way the rights and remedies of Assignee under the Note Agreement but rather is intended to facilitate the exercise of such rights and remedies.




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                  17. BINDING EFFECT; BENEFITS. This Assignment shall be binding upon Assignor and its respective successors and assigns and shall inure to the benefit of Assignee, its nominees, successors, and assigns.

                  18. GOVERNING LAW. This Assignment shall be deemed to have been executed and delivered in California and shall be governed by and construed in accordance with the internal laws (as opposed to conflicts of law provisions) of California. IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the day and year first above written.


                                       "ASSIGNOR"

                                       NORRIS COMMUNICATIONS, INC.,
                                       a Delaware corporation



                                       By:  /s/ ALFRED H. FALK
                                           -------------------------------------
                                            Alfred H. Falk
                                            President


                                       NORRIS COMMUNICATIONS, INC.,
                                       a California corporation



                                       By:  /s/ ALFRED H. FALK
                                           -------------------------------------
                                            Alfred H. Falk
                                            President





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                                  SCHEDULE A(1)
       (IDENTICAL FOR EACH OF NINE PURCHASERS EXCEPT FOR NAME AND AMOUNT)


                            ASSIGNEE'S SIGNATURE PAGE
                         TO COLLATERAL PATENT ASSIGNMENT
                            DATED AS OF JUNE 13, 1997




                                       ASSIGNEE:




                                       (Name of Entity or Person)



                                       By: _____________________________________

                                       Name: ___________________________________

                                       Title: __________________________________



                                       Secured Amount:  $_______________________




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                                   SCHEDULE B

                         PATENTS AND PATENT APPLICATIONS

                        APPLICATION OR
TITLE                      PATENT NO.                         ISSUE DATE                INVENTORS
-----                   --------------                        ----------                ---------
Hand-held Record and       5,491,774                          February 13, 1996         Elwood G. Norris,
Playback Device with                                                                    Norbert P. Daberko
Flash Memory                                                                            and Steven T. Brightbill


Five Confidential Pending Patent Applications








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